**Nationwide Life Insurance Company**
P.O. Box 182021
Columbus, OH 43218-2021
1-800-321-6064

**Nationwide Destination℠ Navigator (2.0)**
Nationwide Destination is a service mark of Nationwide Mutual Insurance Company

Application for
**Individual Flexible Purchase Payment Variable Deferred Annuity**
Minimum Initial Purchase Payment of $10,000 for Non-Qualified and CRTs; $3,000 for Qualified

HI, IA, MA, NV, NH, NJ, OR, RI, VT and WA: The Federal Defense of Marriage Act states that neither civil union partners, domestic partners, nor same gender married couples are considered married under federal law. Therefore the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner, surviving domestic partner, or the surviving spouse of a same gender married couple. For information regarding federal tax laws please consult a tax advisor.

## 1. Parties to the Contract *Please print.*

### 1a. Contract Owner

First Name: MI: Last Name:

Employer/Trust Name (if applicable):
*(Additional forms required. See the New Business enrollment packet.)*

Date of Birth: Sex: ☐M ☐F Soc. Sec. No. or Tax ID:

Street:

City: State: ZIP:

E-mail Address: Daytime Phone Number: ( )

### 1b. Joint/Contingent Owner

Check **one** box only: ☐Joint Owner *(Limited to spouses. Available only with Non-Qualified Contracts.)*
☐Contingent Owner *(Available only with Non-Qualified Contracts.)*

First Name: MI: Last Name:

Date of Birth: Sex: ☐M ☐F Soc. Sec. No. or Tax ID: - -

Address: ☐Same address as owner Street:

City: State: ZIP:

### 1c. Annuitant *Complete only if different from Contract Owner. (Annuitant must be age 85 or younger.)*

First Name: MI: Last Name:

Relationship to Contract Owner:

Date of Birth: Sex: ☐M ☐F Soc. Sec. No. or Tax ID: - -

Address: ☐Same address as owner Street:

City: State: ZIP:

E-mail Address: Daytime Phone Number: ( )

### 1d. Spousal Protection/Co-Annuitant *No added charge, part of the death benefit. **Not available with CRTs (Charitable Remainder Trust).** Must be age 85 or younger. With Spousal Protection, both spouses will automatically be Primary Beneficiaries. When the Contract Owner named in section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person.*

☐ Same as Joint Owner

First Name: MI: Last Name:

Date of Birth: Sex: ☐M ☐F Soc. Sec. No. or Tax ID: - -

Address: ☐Same address as owner Street:

City: State: ZIP:

## 1e. Contingent Annuitant *(Must be age 85 or younger.)*

First Name: MI: Last Name:

Date of Birth: Sex: ☐M ☐F Soc. Sec. No. or Tax ID: – –

Address: ☐ Same address as owner Street:

City: State: ZIP:

## 1f. Beneficiaries

*Allocation to all Primary Beneficiaries must equal 100%. Contingent Beneficiaries must also equal 100%. Providing your beneficiaries social security numbers (SSN) will help expedite beneficiary claims and will ensure that Nationwide can properly identify your beneficiaries.*

*If you elected Spousal Protection/Co-Annuitant (section 1d), both spouses will automatically be primary beneficiaries. Instead only provide your contingent beneficiaries.*
*By designating your spouse as a primary beneficiary AND not completing Spousal Protection/Co-Annuitant (section 1d), Nationwide will automatically add the Spousal Protection feature. If you do not want the Spousal Protection feature, please check the box below.*

☐ I do not wish to add the Spousal Protection feature to my contract.

### Primary Beneficiaries

☐ Pay all Primary Beneficiaries equally

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐M ☐F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐M ☐F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

### Contingent Beneficiaries

☐ Pay all Contingent Beneficiaries equally

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐M ☐F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

Legal First Name: MI: Last Name:

Relationship to Annuitant: Allocation (whole % only): %

SSN #: – – Sex: ☐M ☐F Date of Birth:

Address: ☐ Same address as owner Street:

City: State: ZIP:

*If more than two Beneficiaries, list additional names on the Additional Beneficiaries form (in New Business Enrollment Packet).*

## 2. Contract Information

### 2a. Contract Type *Must specify by checking a box.*

☐ Non-Qualified

☐ Beneficially Owned Non-Qualified*

☐ CRT* (Charitable Remainder Trust)

☐ Traditional IRA – Tax Year: ____________

☐ Beneficially Owned/Inherited IRA*

☐ Custodial Owned IRA ____________

☐ Roth IRA – Tax Year: ____________ Tax Year Roth IRA started: ____________

☐ Beneficially Owned/Inherited Roth IRA*

☐ SIMPLE IRA*

☐ SEP IRA*

☐ 401(k)*

☐ 401(a)* (Investment Only)

** Additional forms required.*

### 2b. Purchase Payment

**Approximate Amount:** $ ____________ **($10,000 initial minimum for Non-Qualified and CRT contract types and $3,000 initial minimum for Qualified contract types.)**

Payment Submitted Via: ☐ Check ☐ Wire ☐ 1035(a) Exchange* ☐ Transfer/Rollover*

** Additional forms required. Please see the New Business Enrollment Packet.*

### 2c. Transfer Authorization for Registered Representative

☐ By checking this box, you have authorized and directed Nationwide to accept instructions from the Registered Representative signing this application to execute exchanges among the investment options available under your Contract and/or to allocate any future Purchase Payments on your behalf. This power is personal to the Registered Representative, but may be delegated by written notification to Nationwide and only to individuals employed or under control of the Registered Representative for administrative/processing purposes. This power is not available for use by any person or organization providing any type of market-timing advice or service. Nationwide may revoke the authority of the Registered Representative to act on your behalf at any time by written notification to you.

If the box above is checked, your signature and the Registered Representatives signature at the end of this application represents agreement for yourselves, your heirs and the legal representatives of your estates and your successors in interest or assigns to release and hold harmless Nationwide from any and all liability in reliance on instructions given under the authority described above. You and the Registered Representative also agree to jointly and severally indemnify Nationwide for and against any claim, liability or expense arising out of any action by Nationwide in reliance of such instructions.

## 3. Contract Options

***Election of Options in this section increases the Variable Account charges on your contract. Election of a L.inc Option with Spousal Continuation Benefit may also result in lower lifetime withdrawal percentages. Consult your prospectus.***

### 3a. The Nationwide Lifetime Income Rider® (L.inc)

*Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the ages of 45 and 85 to select L.inc 7. Contract Owner, or Annuitant in the case of non-natural Contract Owner, must be between the ages of 45 and 85 to select L.inc 5. If L.inc is elected, the Fixed Account is only available as the originating account for Dollar Cost Averaging for Living Benefits.*

**The Nationwide Lifetime Income Rider® (L.inc)**

- ☐ **L.inc 7 Single Life** (Must be between the ages of 45 and 85.)
- ☐ **L.inc 7 with Spousal Continuation Benefit** (Must complete section 3b.)
- ☐ **L.inc 5 Single Life** (Must be between the ages of 45 and 85.)
- ☐ **L.inc 5 with Spousal Continuation Benefit** (Must complete section 3b.)

**Dollar Cost Averaging Optional Features**

☐ **6-Month Enhanced DCA** ☐ **12-Month Enhanced DCA**

*If neither box is checked DCA will not be established.*

**Select one or more funds from Box A, or one model from Box B.**

**A** *Whole percentages only. Must add up to 100%.*

| | |
|---|---|
| % | Fidelity VIP Freedom Fund 2010 Portfolio |
| % | NVIT Cardinal℠ Conservative Fund |
| % | NVIT Cardinal℠ Moderately Conservative Fund |
| % | NVIT Cardinal℠ Balanced Fund |
| % | NVIT Investor Dest. Conservative Fund |
| % | NVIT Investor Dest. Moderately Conservative Fund |
| % | NVIT Investor Dest. Balanced Fund |
| = 100% | |

*To elect asset rebalancing, please complete section 4a.*

***or***

**B** *Elect **one** option only. **100%** of the variable money in the contract will be allocated to option elected.*

☐ American Funds Option (34% American Funds NVIT Growth-Income Fund, 33% American Funds NVIT Asset Allocation Fund, 33% American Funds NVIT Bond Fund)

☐ Nationwide Custom Portfolio

Nationwide Custom Portfolio requires submission of a Custom Portfolio Administrative form which is located in the New Business Enrollment Packet.

**Please check the box which best describes your anticipated use of this benefit.**

☐ Immediately ☐ In _____ years ☐ Not Sure

If you want to begin immediate income, you must complete the L.inc Administrative form in the New Business Enrollment Packet.

### 3b. Spousal Continuation Option

*By electing the Spousal Continuation Benefit, you are accepting additional charges and/or lower lifetime withdrawal percentages. See your prospectus for additional information. You are also naming your spouse as a Joint Determining Life (Spouse must be between the age of 45 and 85 for L.inc). This benefit will allow the income from L.inc to continue to the Joint Determining Life after the death of the Determining Life. Please note that lifetime income percentage will be based on the age of the younger spouse. The Determining Life and Joint Determining Life will be named as sole Primary Beneficiaries. When the Contract Owner named in section 1a. is a natural owner, this feature requires that the Contract Owner and Annuitant be the same person.* ***Not available with CRT (Charitable Remainder Trust) contracts.***

☐ **Spousal Continuation Benefit** ☐ **Same as Co-Annuitant**

First Name: MI: Last Name:

Date of Birth: Sex: ☐ M ☐ F Soc. Sec. No. or Tax ID: – –

### 3c. Death Benefits *If a death benefit option is not elected, we will default to the Standard Death Benefit.*

I elect *(choose only* ***one****)*:
☐ Standard Death Benefit
☐ One-Year Enhanced Death Benefit *(Annuitant/Co-Annuitant, age 80 or younger.)*
☐ One-Month Enhanced Death Benefit *(Annuitant/Co-Annuitant, age 75 or younger.)*
☐ Combination Enhanced Death Benefit - Greater of One-Year/5% Interest *(Annuitant/Co Annuitant, age 75 or younger.)*

### 3d. Liquidity Option (4 Year CDSC Option)

I elect: ☐ Liquidity Option

### 3e. Beneficiary Protector II

I elect: ☐ Beneficiary Protector II *(Annuitant/Co-Annuitant, age 75 or younger.)*

## 4. Investment Options

### 4a. Asset Rebalancing *The contract value, excluding amounts in any fixed account, will be rebalanced based on the variable fund purchase payment allocations elected on the application at the frequency selected below unless subsequently changed.*

☐ Quarterly ☐ Semi-Annually ☐ Annually

### 4b. Dollar Cost Averaging (DCA) – DCA these allocations from: *(Choose only one Option.)*

***Do not complete this section if you selected DCA for Living Benefits in section 3a. If you elect L.inc, you must make your DCA election in section 3a.***

☐ 6-month Enhanced

☐ 12-month Enhanced

☐ Interest Averaging Monthly ***Not available with L.inc***

☐ Standard Account Monthly: Dollar Amount to DCA $ ***Not available with L.inc***

***(Choose only one fund.)***

- ☐ Fixed Account
- ☐ NVIT Money Market Fund
- ☐ NVIT Short Term Bond Fund
- ☐ PIMCO VIT Low Duration Portfolio
- ☐ NVIT Core Bond Fund
- ☐ NVIT Government Bond Fund

## 4c. Purchase Payment Allocation and Disclosures

*Funds designated by an * may include additional restrictions and/or charges. Please review the underlying fund prospectus carefully. The underlying investment options listed below are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly. Consult your prospectus for reference to Share Class.*

***Must be whole percentages and must add up to 100%.***

**AllianceBernstein Variable Products Series Fund, Inc.**
- % AllianceBernstein VPS Dynamic Asset Allocation Portfolio
- % AllianceBernstein VPS Small/Mid Cap Value Portfolio

**American Century Variable Portfolios, Inc.**
- % American Century VP Mid Cap Value Fund

**American Century Variable Portfolios II, Inc.**
- % American Century VP Inflation Protection Fund

**BlackRock Variable Series Funds, Inc.**
- % BlackRock Global Allocation V.I. Fund

**Dreyfus**
- % Dreyfus IP Small Cap Stock Index Portfolio
- % Dreyfus Stock Index Fund, Inc.
- % Dreyfus VIF Appreciation Portfolio

**Fidelity Variable Insurance Products Fund**
- % Fidelity VIP Energy Portfolio*
- % Fidelity VIP Equity-Income Portfolio
- % Fidelity VIP Freedom Fund 2010 Portfolio
- % Fidelity VIP Freedom Fund 2020 Portfolio
- % Fidelity VIP Freedom Fund 2030 Portfolio
- % Fidelity VIP Growth Portfolio
- % Fidelity VIP Investment Grade Bond Portfolio
- % Fidelity VIP Mid Cap Portfolio
- % Fidelity VIP Overseas Portfolio*

**Franklin Templeton Variable Insurance Products Trust**
- % Franklin Templeton VIPT Founding Funds Allocation Fund
- % Franklin Templeton VIPT Global Bond Securities Fund*
- % Franklin Templeton VIPT Income Securities Fund
- % Franklin VIPT Small Cap Value Securities Fund

**Goldman Sachs Variable Insurance Trust**
- % Goldman Sachs Global Markets Navigator Fund

**Huntington Variable Annuity Funds**
- % Huntington VA International Equity Fund
- % Huntington VA Situs Fund

**Invesco Variable Insurance Funds**
- % Invesco V.I. Mid Cap Core Equity

**Ivy Funds Variable Insurance Portfolios, Inc.**
- % Ivy Funds VIP Asset Strategy
- % Ivy Funds VIP High Income
- % Ivy Funds VIP Mid Cap Growth

**Janus Aspen Series**
- % Janus Aspen Series Forty Portfolio
- % Janus Aspen Series Global Technology Portfolio
- % Janus Aspen Series Overseas Portfolio

**MFS® Variable Insurance Trust**
- % MFS VIT New Discovery Series
- % MFS VIT Value Series

**MFS® Variable Insurance Trust II**
- % MFS VIT International Value Portfolio

**Nationwide Variable Insurance Trust (NVIT)**
- % American Century NVIT Growth Fund
- % American Century NVIT Multi Cap Value Fund
- % American Funds NVIT Asset Allocation Fund
- % American Funds NVIT Bond Fund
- % American Funds NVIT Global Growth Fund
- % American Funds NVIT Growth Fund
- % American Funds NVIT Growth-Income Fund
- % Federated NVIT High Income Bond Fund*
- % Neuberger Berman NVIT Multi Cap Opportunities Fund
- % Neuberger Berman NVIT Socially Responsible Fund
- % NVIT Cardinal℠ Aggressive Fund
- % NVIT Cardinal℠ Balanced Fund
- % NVIT Cardinal℠ Capital Appreciation Fund
- % NVIT Cardinal℠ Conservative Fund
- % NVIT Cardinal℠ Moderate Fund
- % NVIT Cardinal℠ Moderately Aggressive Fund
- % NVIT Cardinal℠ Moderately Conservative Fund
- % NVIT Core Bond Fund
- % NVIT Core Plus Bond Fund
- % NVIT Emerging Markets Fund*
- % NVIT Government Bond Fund
- % NVIT International Equity Fund*
- % NVIT International Index Fund*
- % NVIT Investor Dest. Aggressive Fund
- % NVIT Investor Dest. Balanced Fund
- % NVIT Investor Dest. Capital Appreciation Fund
- % NVIT Investor Dest. Conservative Fund
- % NVIT Investor Dest. Moderate Fund
- % NVIT Investor Dest. Moderately Aggressive Fund
- % NVIT Investor Dest. Moderately Conservative Fund
- % NVIT Large Cap Growth Fund
- % NVIT Mid Cap Index Fund
- % NVIT Money Market Fund
- % NVIT Multi-Manager International Growth Fund*
- % NVIT Multi-Manager International Value Fund*
- % NVIT Multi-Manager Large Cap Growth Fund
- % NVIT Multi-Manager Large Cap Value Fund
- % NVIT Multi-Manager Mid Cap Growth Fund
- % NVIT Multi-Manager Mid Cap Value Fund
- % NVIT Multi-Manager Small Cap Growth Fund
- % NVIT Multi-Manager Small Cap Value Fund
- % NVIT Multi-Manager Small Company Fund
- % NVIT Multi Sector Bond Fund
- % NVIT Nationwide Fund
- % NVIT Real Estate Fund
- % NVIT Short Term Bond Fund
- % Templeton NVIT International Value Fund*
- % Van Kampen NVIT Comstock Value Fund

**Oppenheimer Variable Account Funds**
- % Oppenheimer Global Securities Fund/VA*
- % Oppenheimer Main Street® Fund/VA
- % Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

**PIMCO Variable Insurance Trust**
- % PIMCO VIT All Asset Portfolio
- % PIMCO VIT Foreign Bond Portfolio (unhedged)
- % PIMCO VIT Low Duration Portfolio
- % PIMCO VIT Total Return Portfolio

**T. Rowe Price Equity Series, Inc.**
- % T. Rowe Price Health Sciences Portfolio

**Van Eck VIPT**
- % Van Eck VIPT Global Hard Assets Fund

**Wells Fargo Advantage Variable Trust**
- % Wells Fargo Advantage VT Small Cap Growth Fund

**Nationwide Life Insurance Company**
- % Fixed Account

If you elect L.inc, the Fixed Account is only available as the originating account for the available Dollar Cost Averaging programs.

***Total fund allocations must equal 100%.***

## 5. Fraud Warning

**Interstate Insurance Product Regulation Commission State Fraud Language:** Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

## 6. Contract Owner Signatures and Authorizations

### 6a. Replacement Information

☐ Yes ☐ No **Do you have existing life insurance or annuity contracts?**

☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

***If you answered "yes" to EITHER question above, your state may require NAIC or state specific replacement forms. Please look in the New Business Enrollment Packet to see if your state requires additional NAIC or state specific replacement forms.***

### 6b. Acknowledgements, Disclosure and Signatures

**I acknowledge that I have received and understand the current prospectus for this variable annuity Contract, and that by signing this application I understand and acknowledge the following:**

**Annuity payments, death benefits, surrender values, and other Contract Values provided by this Contract, when based on the investment experience of a separate account, may increase or decrease and are not guaranteed as to fixed-dollar amount, unless otherwise specified.**

- The Contract limits purchase payments to $1 million for all Contracts issued by Nationwide with the same Contract Owner, Annuitant, and/or Determining Life if the L.inc Option is selected, subject to permission from Nationwide. Election of the L.inc Option further limits total purchase payments to $50,000 per year for all Contracts issued by Nationwide with the same Contract Owner, Annuitant, and/or Determining Life, subject to permission from Nationwide
- That I do not represent a corporate entity or institutional investor
- I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if I plan to change the Contract Owner or assign benefits under the Contract, the Contract will not meet this objective
- That a change of Contract Owner or assignment of the Contract may result in the termination or reduction of the death benefit under the Contract, any elected death benefit option, and/or the L.inc Option
- I understand the purpose of the Contract for which I am applying is to provide long-term benefits to the Contract Owner and/or Annuitant and that, if the Annuitant I am naming has been diagnosed with or had any indication of a illness expected to result in death within 12 months, the Contract will not meet this objective

When you sign this application, you are agreeing to the elections you have made and acknowledging your understanding of the terms and conditions described in this application. If you have any questions, ask your Registered Representative BEFORE you sign this application.

**Contract Owner Must Sign Here:** X

Joint Contract Owner Signature (if any): X

State In Which Application Was Signed: ____________ Date: ____________

## 7. Primary Registered Representative Information

### 7a. Primary Registered Representative Replacement Information

☐ Yes ☐ No **Are you aware of any existing annuities or insurance owned by the applicant?**
☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

### 7b. Primary Registered Representative Information *(Please print.)*

First Name: ______ MI: ___ Last Name: ______

Office Street Address: ______

City: ______ State: ______ ZIP: ______

Phone: ( ) ______ Percentage ______ %

E-mail: ______

Broker/Dealer Name: ______

SSN #: ___ – ___ – ___ (Not required if broker and broker dealer name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: X ______ Date: ______

Principal's Signature: X ______ Date: ______

## 8. Additional Registered Representative Information

### 8a. Additional Registered Representative Replacement Information

☐ Yes ☐ No **Are you aware of any existing annuities or insurance owned by the applicant?**
☐ Yes ☐ No **Will the applied for Contract replace, discontinue or change any existing life insurance or annuity contracts?**

### 8b. Additional Registered Representative Information *(Please print.)*

First Name: ______ MI: ___ Last Name: ______

Office Street Address: ______

City: ______ State: ______ ZIP: ______

Phone: ( ) ______ Percentage ______ %

E-mail: ______

Broker/Dealer Name: ______

SSN #: ___ – ___ – ___ (Not required if broker and broker dealer name are printed clearly above.)

When the Registered Representative signs this application, he/she is agreeing to all the terms and conditions applicable to him/her as the Registered Representative.

Signature: X ______ Date: ______

Principal's Signature: X ______ Date: ______